Mining interests	12 Months Ended
Dec. 31, 2023
Exploration And Evaluation Of Mineral Resources [Abstract]
Mining interests	ining interests

	Mineral Properties	Buildings, plant & equipment	Construction-in-progress	Exploration & evaluation assets	Total
	$	$	$	$	$
Cost
Balance at December 31, 2021	2,087,477	1,505,550	35,295	357,207	3,985,529
Additions	100,118	191,417	14,133	59,950	365,618
Acquisitions	—	—	—	108,235	108,235
Disposals	—	(17,622)	—	—	(17,622)
Write-downs	—	—	—	(12,369)	(12,369)
Transfers	33,988	—	(32,832)	(1,156)	—
Change in mine restoration provision estimates	(18,171)	—	—	—	(18,171)
Balance at December 31, 2022	2,203,412	1,679,345	16,596	511,867	4,411,220

Additions	193,443	197,704	388,272	61,832	841,251
Acquisitions	—	41,166	1,050,326	114,898	1,206,390
Disposals	—	(25,479)	—	—	(25,479)
Write-downs	—	—	—	(19,905)	(19,905)
Transfers	21,087	61,414	(61,414)	(21,087)	—
Change in mine restoration provision estimates	(495)	—	363	(150)	(282)
Balance at December 31, 2023	2,417,447	1,954,150	1,394,143	647,455	6,413,195

Accumulated depreciation, depletion, amortization and impairment
Balance at December 31, 2021	(915,387)	(705,827)	—	(132,484)	(1,753,698)
Depreciation and depletion	(235,452)	(162,740)	—	—	(398,192)
Disposals	—	15,400	—	—	15,400
Balance at December 31, 2022	(1,150,839)	(853,167)	—	(132,484)	(2,136,490)

Depreciation and depletion	(241,194)	(171,155)	—	—	(412,349)
Impairment	(96,800)	(65,753)	—	(154,710)	(317,263)
Disposals	—	16,397	—	—	16,397
Balance at December 31, 2023	(1,488,833)	(1,073,678)	—	(287,194)	(2,849,705)

Net book value at December 31, 2022	1,052,573	826,178	16,596	379,383	2,274,730

Net book value at December 31, 2023	928,614	880,472	1,394,143	360,261	3,563,490

Impairment of the Fekola Complex CGU

During the year ended December 31, 2023, the State of Mali introduced a new mining code (the “2023 Mining Code”). In conjunction with the implementation of the 2023 Mining Code and the associated impact to the costs of the Fekola Complex, consisting of the Fekola Mine and the Fekola Regional Properties, the Company completed an update of its Fekola and Fekola Regional Properties life-of-mine estimates. This update included revisions to the mine plan and expected saprolite mill feed from the Fekola Regional Properties, along with updates to related operating and capital cost estimates. The update included the Company’s best current estimate of the final fiscal terms of the 2023 Mining Code, which remains subject to ongoing negotiations with the State of Mali. The final fiscal terms of the 2023 Mining Code remain subject to change and could result in a variation from the estimates used to determine the recoverable amount of the Fekola Complex. Clarification of the final application of the 2023 Mining Code remains subject to ongoing negotiations with the State of Mali, followed by the anticipated issuance of a final implementation decree. Collectively, these changes are considered to be indicators of impairment for the Fekola Complex assets.

As a result, the Company has performed an impairment assessment on the Fekola Complex CGU. The carrying value of the CGU was compared to the CGU’s recoverable amount which was determined to be its fair value less costs of disposal ("FVLCD"). To estimate the recoverable amount of the CGU for impairment, the Company utilized a discounted cash flow model incorporating significant assumptions that included such factors as mineable mineralization including reserves and resources, future production levels, operating and capital costs, a long-term gold price of $1,800 per ounce, and a discount rate of 6.25% for the Fekola Mine and 7% for the Fekola Regional Properties. Management’s estimate of the FVLCD of its
CGU is classified as level 3 in the fair value hierarchy. The Company’s estimate of future cash flows is subject to risks and uncertainties and therefore could change in the future if the underlying assumptions change.

The Company’s analysis concluded that the Fekola Complex CGU was impaired resulting in an impairment of $206 million. A net impairment charge of $192 million after taking into account a deferred income tax recovery of $14 million was recorded in the Consolidated Statement of Operations for the year ended December 31, 2023.

The recoverable amount of the Fekola Complex CGU is most sensitive to changes in the gold price and discount rate. In isolation, a $50 per ounce decrease in the gold price would result in a reduction in the recoverable amount of the Fekola Complex CGU of approximately $174 million. In isolation, a 25 basis point increase in the discount rate would result in a reduction in the recoverable amount of the Fekola Complex CGU of approximately $20 million.

Gramalote Property

On October 5, 2023, the Company completed the acquisition of the remaining 50% of the net assets of the Gramalote Project from its joint venture partner AngloGold Ashanti Limited ("AngloGold"). The acquisition has been accounted for as a purchase of assets as the Company concluded that it did not acquire processes that could develop the acquired inputs into an operating mine.

The purchase price consists of the following cash payments to AngloGold contingent on certain milestones:
•$20 million paid upon closing of the transaction
•$10 million contingent consideration to be paid upon B2Gold announcing a construction decision at the Gramalote Project;
•$10 million to be paid upon commercial production at the Gramalote Project, contingent on commercial production beginning within five years of closing;
•$10 million contingent consideration to be paid on the first anniversary of commercial production at the Gramalote Project;
•$10 million contingent consideration to be paid on the second anniversary of commercial production at the Gramalote Project.

The total purchase price of $35 million, including an estimate of the fair value of the future contingent payments, has been determined using the expected value approach in accordance with IFRS 13, Fair value measurements. The purchase price is composed as follows:

$

Cash consideration upon closing	20,000
Fair value of contingent consideration	14,298
Transaction costs	393
Total purchase price	34,691

The purchase price was allocated based on the relative fair value of the assets acquired and liabilities assumed as follows:

$

Cash and cash equivalents	1,606
Accounts receivable, prepaids and other	2,197
Value added tax receivables (non-current)	8,567
Mining interest - Gramalote	25,568
Accounts payable and accrued liabilities	(1,317)
Lease liabilities	(111)
Current income and other taxes payable	(144)
Mine restoration provision	(1,675)
34,691

Future contingent payments are recognized as a liability at amortized cost. The expected value approach develops a set of probability-based outcomes for the payment of contingent consideration discounted based on market participant assumptions to determine the fair value. The assumptions used in the valuation included the timing and probability of contingent payments and the discount rate. The fair value of the contingent consideration was estimated to be $14 million. The total purchase price was allocated based on the relative fair value of the assets acquired and liabilities assumed, including the mining interest, working capital, value-added tax receivables and mine restoration provisions. The value of the 50% Gramalote Project mining interest was determined to be $26 million.

The acquisition of AngloGold's 50% share of the Gramalote Project was considered to be an impairment indicator for the Company's existing 50% interest in the Gramalote Project under IFRS 6, Exploration and evaluation of mineral resources, for the year ended December 31, 2023. The recoverable amount of $26 million allocated to the Company's existing 50% share of the Gramalote Project resulted in an impairment of $112 million.

Otjikoto

During the year ended December 31, 2023, the Company communicated to employees about the phased closure plan for the Otjikoto Mine that began in 2023. The announcement of the planned closure of the mine resulted in an obligation for severance pay under Namibian law. The undiscounted severance obligation before inflation adjustments is estimated at $16 million. The present value of these payments was $12 million using a Namibian based discount rate of 11%, a Namibian based inflation rate of 7% and a Namibian dollar ("N$") exchange rate of N$18.30 to $1. The present value of these payments has been recorded on the Consolidated Balance Sheet as at December 31, 2023 and as a restructuring charge in the Consolidated Statement of Operations for the year.

Menankoto

During the year ended December 31, 2023, the Company paid $7 million in cash to buy the remaining 5% non-controlling interest ownership of Menankoto SARL, giving it 100% ownership of the property. The loss on the purchase of $7 million was recorded in retained earnings on the Consolidated Balance Sheet at December 31, 2023.

Acquisition of Oklo

On September 20, 2022, the Company completed a scheme of arrangement (the “Scheme”) by which it acquired all of the issued and outstanding ordinary shares of Oklo Resources Limited ("Oklo") based on an exchange ratio of 0.0206 of a common share of B2Gold for each Oklo share and A$0.0525 in cash for each Oklo ordinary share outstanding. The primary asset acquired was the Dandoko Property located in Mali.

The Scheme has been accounted for as a purchase of net assets. For accounting purposes, the acquisition date was determined to be September 7, 2022, the date at which the Company obtained control of Oklo.

The cost of the acquisition was approximately $57 million, and included the fair value of the shares issued of $36 million (based on the issuance of 10,742,814 shares at Cdn. $4.37 per share and a foreign exchange rate of Cdn. $1.3166 to $1), cash consideration of $18 million, a loan facility made available to Oklo of $1 million and transaction costs of approximately $1 million.

The purchase price was calculated as follows:

$

Common shares issued (10,742,814 common shares)	35,658
Cash consideration	18,426
Loan facility	1,346
Transaction costs	1,358
Total purchase price	56,788
The purchase price was allocated to the assets and liabilities as follows:

$

Cash and cash equivalents	1,415
Accounts receivable, prepaids and other	83
Mining interest - Dandoko Property	56,287
Mining interest - Other	3,690
Accounts payable and accrued liabilities	(2,332)
Current income and other taxes payable	(2,355)
56,788

Subsequent to the acquisition, the Company settled the $2 million of taxes payable, relating to capital gains taxes on the acquisition, in cash.

Bakolobi Permit

On April 21, 2022 the Company completed the acquisition of the Bakolobi permit in Mali from a local Malian company for $24 million in cash. The Company also paid $24 million in cash pursuant to a continuing obligation to the previous ownership group of the Bakolobi permit (which includes an international mining company) under the terms of a previous purchase and sale agreement related to the purchase of the Bakolobi permit.

Ondundu Property

In the second quarter of 2022, the initial agreement for the sale of the Ondundu Property in Namibia to Osino Resources Corp. ("Osino") was revised such that the Company would receive 12 million common shares of Osino initially estimated to be valued at $10 million at June 30, 2022 (based on a price Cdn. $1.08 per Osino common share and an exchange rate of Cdn. $1.29 to $1) instead of $4 million in cash and $5 million in Osino common shares as outlined in the original agreement signed in 2021. As a result of the change in consideration, $1 million of the previously recorded impairment loss on the Ondundu Property was reversed in the Consolidated Statement of Operations for the year ended December 31, 2022.

On July 20, 2022, the Company completed the sale of the Ondundu Property for total consideration of $11 million valued as follows:
•12 million Osino shares valued at $7 million based on a share price of Cdn. $0.77 per share and a foreign exchange rate of Cdn. $1.2877 to $1;
•$4 million in deferred consideration to be received in cash six months after closing;
•$2.5 million to be received upon the earlier of (i) completion of a feasibility study including the Ondundu Property or (ii) first gold production from the property, to which no value has been assigned.

Due to the decline in value of the Osino share price between the date of the agreement modification and the closing date, the transaction was completed at a further loss of $3 million. This amount was recognized in the Consolidated Statement of Operations for the year ended December 31, 2022.

During the year ended December 31, 2022, the Company paid $8 million to exercise its option to acquire the remaining 51% interest in the Ondundu property prior to the closing of the sale.

During the year ended December 31, 2023, the Company received the $4 million deferred consideration.

Bantako North Property

On October 11, 2022, the Company purchased the remaining 10% interest in Dampan Resources SARL, which owns the Bantako North Property for consideration of $4 million plus certain future contingent consideration payments.

Other

During the year-ended December 31, 2023, the Company wrote-off $20 million (2022 - $12 million) relating to non-core properties that it no longer plans to proceed with.
On November 30, 2021, the Company completed the sale of its 81% interest in the Kiaka gold project located in Burkina Faso to West African Resources Limited. The consideration included $45 million of deferred consideration. On September 2, 2022, the Company received the $45 million deferred consideration in cash.

As at December 31, 2023 the Company had leased assets of $28 million under IFRS 16. The leased assets primarily consisted of the corporate offices of $19 million (cost of $24 million net of $5 million in accumulated depreciation) and other leased assets of $9 million (cost of $20 million net of accumulated depreciation of $11 million) classified as buildings, plant and equipment.